[GRAPHIC OMITTED]

Investment Grade Municipal Income Fund Inc.

Semiannual Report

March 31, 2002

Investment Grade Municipal Income Fund Inc.

                                                                    May 15, 2002

Dear Shareholder,

We present you with the semiannual report for Investment Grade Municipal Income Fund Inc. for the six months ended March 31, 2002.

Q. HOW DID THE FUND PERFORM DURING THE PERIOD RELATIVE TO ITS PEERS?

A. For the six months ended March 31, 2002, the Fund's net asset value grew 0.5% and its market price increased 0.6%, outperforming its competitors, measured by the Lipper General Municipal Debt Fund (Leveraged) Median. The Lipper Median's net asset value declined 0.7% and its market price advanced 0.4%. The Fund's relatively short average duration compared to its peers was the primary factor that helped it to outperform its benchmark.

Q. WHAT ECONOMIC FACTORS AFFECTED FUND PERFORMANCE?

A. The Federal Reserve's (The "Fed") unprecedented 11 fed funds rate cuts totaling 4.75% in 2001 depressed bond yields during the period. Optimism was the watchword at the start of 2002 as a series of positive economic indicators pointed toward a sustained economic recovery. The business activity index released in February by the Institute for Supply Management
   (ISM), a group of purchasing managers, rose above 50-signifying expansion for the first time in 18 months. Since then, the ISM index has posted scores of 55.6 in March and 53.9 post-period in April.

   The nation's economic output also grew rapidly during the first quarter at a rate of 5.8%, after a growth rate of 1.7% in the fourth quarter of 2001 and a contraction of 1.3% in the third quarter of 2001 during the depth of the recession. During this time, the Fed adopted a neutral bias from its former easing stance.

   However, unemployment remained stubbornly high, climbing to 6.0% post-period after reaching 5.7% in March. Additionally, the equity markets struggled again after a brief rally at the beginning of the year. A spate of companies questioned about their accounting and reporting practices did little to ease investors' fears.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  1

Investment Grade Municipal
Income Fund Inc.

INVESTMENT GRADE MUNICIPAL
INCOME FUND INC.

INVESTMENT GOAL:
High level of current income
exempt from federal income
tax, consistent with
preservation of capital


PORTFOLIO MANAGER:
William Veronda
UBS Global Asset
Management (US) Inc.*

COMMENCEMENT:
November 6, 1992

NYSE SYMBOL:
PPM
DIVIDEND PAYMENTS:
Monthly


* Effective April 8, 2002, Brinson Advisors, Inc. was renamed UBS Global Asset Management (US) Inc. Mr. Veronda assumed management responsibility of the Fund effective May 20, 2002.


Q. WHAT MARKET FACTORS AFFECTED THE INVESTMENT GRADE MUNICIPAL FUND DURING THE PERIOD?

A. Undoubtedly, The Fed's easing had the greatest effect on performance. However, the municipal market outperformed the taxable fixed income market despite a glut of new supply issued during the first quarter of 2002. The Fed's change from an easing to a neutral bias in March 2002 also helped to flatten the Treasury yield curve late in the period. At its peak in September, the yield curve was 269 points-the steepest curve since 1993. Since then, the yield curve has fallen to 235 points in March 2002.


Q.   WHICH STRATEGIES HELPED OR HINDERED FUND PERFORMANCE DURING
     THE PERIOD?


A. The best performing point on the short end of the curve was at five years, with issues in this maturity range also quickly giving us the leverage to reposition when opportunities presented themselves. As a result, the weighted-average duration for the Fund was 4.80 years, although we have been increasing duration since late in the reporting period as the yield curve has flattened. We have combined our focus on the short end with a focus on the 15-year range, giving the portfolio a barbell-shaped structure. This strategy has allowed us to capture favorable returns at both ends of the spectrum.

Security selection also helped performance during the period. The September 11 terrorist attacks knocked out bond broking giant Cantor Fitzgerald, which virtually halted liquidity. In the succeeding weeks, travel industry sectors such as airlines, airports and hotels were severely affected. We were underweighted in these sectors during this time.


--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Q. TO ILLUSTRATE YOUR INVESTMENT STRATEGIES, PLEASE PROVIDE DETAILS FOR TWO OR THREE HOLDINGS THAT YOU BOUGHT OR SOLD DURING THIS REPORTING PERIOD?

A. Buy and sell activity was slow during the period, as we attempted to forestall capital gains where we could. We did buy $2.825 million in bonds from Fort Worth (Texas) Water and Sewer at 5.625% (matures in 2016). We also bought $3.305 million in Indiana Transportation Finance Authority bonds due November 2012, as well as a 30-year, $2.250 non-callable bond from the Massachusetts State Health and Education Facility Financing Authority. Both bonds had a 5.5% coupon.*

Q. LASTLY, WHAT IS YOUR SHORT-TERM AND LONG-TERM OUTLOOK FOR THE MARKET?

A. We anticipate staying relatively short to our benchmark and peers on average duration, while we will continue to employ a barbell strategy. With good value at the 12- to 17-year range of the yield curve, we will also look for opportunities in this area.

   We will continue to stress the more premium-structured defensive bonds, as worries about credit quality will continue throughout the year. During the period, we were overweighted in the essential revenue, general obligation and education sectors. In the coming months, we will continue our overweight in at least two of these three sectors-essential revenue and education. We will monitor the general obligation area, where we anticipate weaker credit quality as states, such as California, and even cities, such as New York, see their credit ratings downgraded. We anticipate debt from North Carolina and Georgia to remain quality opportunities.







* Weightings represent percentages of net assets as of the dates indicated. As of March 31, 2002, Fort Worth (Texas) Water and Sewer, Indiana Transportation Finance Authority and Massachusetts State Health and Education Facility Financing Authority represented 1.8%, 4.2% and 1.4% of net assets, respectively. The Fund's portfolio is actively managed and its composition will vary over time.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  3

Investment Grade Municipal Income Fund Inc.

Portfolio Review



AVERAGE ANNUAL RETURNS,
PERIODS ENDED 3/31/02
--------------------------------------------------------------------------------
 NET ASSET VALUE RETURNS                   FUND                 LIPPER MEDIAN(1)
--------------------------------------------------------------------------------
6 Months                                  0.45%                    -0.70%
--------------------------------------------------------------------------------
1 Year                                    3.95                      3.28
--------------------------------------------------------------------------------
5 Years                                   5.56                      6.18
--------------------------------------------------------------------------------
Since Inception 11/6/92                   6.47                      6.84
--------------------------------------------------------------------------------


MARKET PRICE RETURNS                       FUND                 LIPPER MEDIAN(1)
--------------------------------------------------------------------------------
6 Months                                  0.62%                     0.43%
--------------------------------------------------------------------------------
1 Year                                    6.36                      5.68
--------------------------------------------------------------------------------
5 Years                                   8.43                      6.19
--------------------------------------------------------------------------------
Since Inception 11/6/92                   6.66                      6.30
--------------------------------------------------------------------------------

1.   Lipper General Municipal Debt Funds (Leveraged) Median

     Inception returns for Lipper Median are shown as of nearest month-end of the Fund's inception: October 31, 1992. Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates.




 SHARE PRICE, DIVIDEND AND YIELD 3/31/02
-----------------------------------------
Market Price                                                           $ 15.00
--------------------------------------------------------------------------------
Net Asset Value                                                        $ 15.74
--------------------------------------------------------------------------------
12-Mo. Dividend (ended 3/31/02)                                        $ 0.900
--------------------------------------------------------------------------------
March 2002 Dividend                                                    $ 0.075
--------------------------------------------------------------------------------
Market Yield                                                              6.40 %
--------------------------------------------------------------------------------
NAV Yield                                                                 6.10 %
--------------------------------------------------------------------------------
IPO Yield                                                                 6.40 %
--------------------------------------------------------------------------------

     Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the month-end dividend by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the month-end dividend by 12 and dividing by the initial public offering price. Prices and yields will vary.


--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Portfolio Statistics

CHARACTERISTICS*                              3/31/02                             9/30/01
-----------------------------------------------------------------------------------------
Net Assets ($mm)                             $  162.9                            $  167.3
-----------------------------------------------------------------------------------------
Weighted Avg Maturity                            14.1 yrs                            14.1 yrs
-----------------------------------------------------------------------------------------
Weighted Avg Duration                             4.8 yrs                             3.8 yrs
-----------------------------------------------------------------------------------------
Weighted Avg Coupon                               6.0%                                6.1%
-----------------------------------------------------------------------------------------
AMT Paper                                           0%                                  0%
-----------------------------------------------------------------------------------------
Leverage**                                       32.9%                               32.4%
-----------------------------------------------------------------------------------------
Callable/Maturing Within Five Years              16.4%                               33.7%
-----------------------------------------------------------------------------------------
Callable/Maturing Beyond Five Years              83.6%                               77.2%
-----------------------------------------------------------------------------------------

CREDIT QUALITY*                               3/31/02                             9/30/01
-----------------------------------------------------------------------------------------
AAA/Aaa                                          72.8%                               69.0%
-----------------------------------------------------------------------------------------
AA/Aa                                            34.0                                36.1
-----------------------------------------------------------------------------------------
A/A                                              13.7                                12.1
-----------------------------------------------------------------------------------------
BBB/Baa                                          13.7                                12.4
-----------------------------------------------------------------------------------------
BB/Ba                                             0.6                                 0.0
-----------------------------------------------------------------------------------------
Nonrated                                         13.1                                13.9
-----------------------------------------------------------------------------------------
Liabilities in Excess of Cash and
  Other Assets                                  (47.9)                              (43.5)
-----------------------------------------------------------------------------------------
TOTAL                                           100.0%                              100.0%
-----------------------------------------------------------------------------------------

TOP TEN STATES*                               3/31/02                             9/30/01
-----------------------------------------------------------------------------------------
Texas                                            30.2%        Texas                  32.8%
-----------------------------------------------------------------------------------------
Indiana                                          15.1         Illinois               14.0
-----------------------------------------------------------------------------------------
Illinois                                         14.0         Indiana                13.7
-----------------------------------------------------------------------------------------
New York                                          9.9         New York               13.2
-----------------------------------------------------------------------------------------
Washington                                        6.6         Wisconsin               7.4
-----------------------------------------------------------------------------------------
California                                        5.9         Virginia                6.3
-----------------------------------------------------------------------------------------
North Carolina                                    5.6         Pennsylvania            6.1
-----------------------------------------------------------------------------------------
Colorado                                          5.4         California              6.0
-----------------------------------------------------------------------------------------
Connecticut                                       5.4         Colorado                5.4
-----------------------------------------------------------------------------------------
Kentucky                                          4.9         Connecticut             5.4
-----------------------------------------------------------------------------------------
TOTAL                                           103.0%        TOTAL                 110.3%
-----------------------------------------------------------------------------------------

TOP FIVE SECTORS*                             3/31/02                             9/30/01
-----------------------------------------------------------------------------------------
Water                                            20.6%        Water                  24.8%
-----------------------------------------------------------------------------------------
Lease                                            20.4         Hospital               20.1
-----------------------------------------------------------------------------------------
Power                                            14.8         Power                  19.1
-----------------------------------------------------------------------------------------
Hospital                                         14.8         Lease                  16.6
-----------------------------------------------------------------------------------------
Housing                                           9.5         Housing                 9.3
-----------------------------------------------------------------------------------------
TOTAL                                            80.1%        TOTAL                  89.9%
-----------------------------------------------------------------------------------------

* Weightings represent percentages of net assets applicable to common shareholders as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

**   As a percentage of net assets.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                  5

Investment Grade Municipal Income Fund Inc.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,1 please contact your financial advisor or visit us at www.ubs.com.

Sincerely,

/s/ Brian M. Storms
-------------------

Brian M. Storms
President
Investment Grade Municipal Income Fund Inc.
President and Chief Operating Officer
UBS Global Asset Management (US) Inc.

/s/ William W. Veronda
----------------------

William Veronda
Portfolio Manager
Investment Grade Municipal Income Fund Inc.
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.





1. Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, changes and expenses, and should be read carefully before investing.


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Portfolio of Investments - March 31, 2002 (unaudited)


PRINCIPAL
  AMOUNT                                            MOODY'S     S&P     MATURITY     INTEREST
  (000)                                              RATING   RATING      DATES       RATES      VALUE
----------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS - 146.28%
ALABAMA - 2.80%
$  4,600  Jefferson-County Sewer
           Revenue-Series A
           (FGIC Insured)                             Aaa       AAA    02/01/27    5.375%    $  4,570,928
----------------------------------------------------------------------------------------------------------
ARIZONA - 0.64%
   1,000  Scottsdale Municipal
           Property Corp. Excise
           Tax Revenue (a)                            Aa1       AA+    07/01/06    5.500        1,048,400
----------------------------------------------------------------------------------------------------------
ARKANSAS - 1.13%
   1,855  Little Rock Capital
           Improvement Revenue
           Parks & Recreation
           Projects-Series A                           NR       NR     01/01/18    5.700        1,840,346
----------------------------------------------------------------------------------------------------------
CALIFORNIA - 5.92%
   1,000   California Educational
            Facilities Authority-L.A.
            College of Chiropractic
            Medicine                                  Ba1       NR     11/01/17    5.600          935,770
----------------------------------------------------------------------------------------------------------
   3,000   California Statewide
            Communities
            Development Authority
            Irvine Apartment
            Communities Series A-3                    Baa2      BBB   05/17/10+     5.100        3,025,650
----------------------------------------------------------------------------------------------------------
   2,150   Fontana Redevelopment
            Agency Tax Allocation
            Jurupa Hills
            Redevelopment
            Project A                                 NR      BBB+    10/01/17     5.500        2,130,091
---------------------------------------------------------------------------------------------------------
   3,500   Metropolitan Water
            District of Southern
            California Waterworks
            Series A                                 Aaa      AAA     03/01/18     5.250        3,559,430
----------------------------------------------------------------------------------------------------------
                                                                                                9,650,941
----------------------------------------------------------------------------------------------------------
 COLORADO - 5.39%
   5,950   Arapahoe County Capital
            Improvement Trust
            Fund Highway Revenue
            (Pre-refunded with U.S.
            Government Securities
            to 08/31/05 @ 103)                       Aaa      AAA     08/31/26     7.000        6,774,432
----------------------------------------------------------------------------------------------------------
    2,000  University of Colorado
            Participation Interests                   NR      A-      12/01/13     6.000        2,012,400
----------------------------------------------------------------------------------------------------------
                                                                                                8,786,832
----------------------------------------------------------------------------------------------------------
 CONNECTICUT - 5.46%
   8,590   Connecticut Housing
            Finance Authority
            Housing Mortgage                                          05/14/14     6.200
            Finance Program                                              to          to
            Series A & B                             Aaa      AAA     11/15/23     6.750        8,904,964
----------------------------------------------------------------------------------------------------------
 FLORIDA - 1.66%
   2,540   First Govermental
            Financing Commission
            Revenue-Series B
            (AMBAC Insured)                          Aaa      NR      07/01/15     5.500        2,697,302
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS Global Asset Management                                                  7

Investment Grade Municipal Income Fund Inc.

 PRINCIPAL
  AMOUNT                                    MOODY'S       S&P      MATURITY      INTEREST
   (000)                                     RATING     RATING       DATES        RATES           VALUE
----------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS - (CONTINUED)
 GEORGIA -  0.32%
$    500    Georgia Municipal Electric
             Authority Power
             Revenue Series B                  A2          A      01/01/16     6.375%        $   514,370
----------------------------------------------------------------------------------------------------------
 ILLINOIS - 14.04%
    7,380   Chicago Gas Supply
             Revenue-People's Gas             Aa3         AA-     03/01/15     6.875           7,552,840
----------------------------------------------------------------------------------------------------------
    5,000   Chicago Parking District
             Parking Facility Revenue         Baa1         A      01/01/14     6.250           5,227,300
----------------------------------------------------------------------------------------------------------
    1,890   Illinois Toll & Highway
             Authority-Series A
             (Pre-refunded with U.S.
             Government Securities
             to 01/01/03 @ 102)
             (FGIC Insured)                   Aaa         AAA     01/01/16     6.200           1,985,710
----------------------------------------------------------------------------------------------------------
      250   Metropolitan Pier &
             Exposition Authority             Aa3         AA-     06/15/27     6.500             257,925
----------------------------------------------------------------------------------------------------------
    6,350   Metropolitan Pier &
             Exposition Authority
             (Pre-refunded with U.S.
             Government Securities
             to 06/15/03 @ 102)               Aaa         AAA     06/15/27     6.500           6,785,356
----------------------------------------------------------------------------------------------------------
    1,000   Naperville Electric
             Revenue (Pre-refunded
             with U.S. Government
             Securities to 05/01/06
             @ 100)                           Aa2         AA      05/01/12     5.700           1,072,780
----------------------------------------------------------------------------------------------------------
                                                                                              22,881,911
----------------------------------------------------------------------------------------------------------
 INDIANA -  15.06%
    1,000    Clark-Pleasant
             Community School
             Building Corp.
             First Mortgage
             (AMBAC Insured)                  Aaa         AAA     07/15/17     5.500           1,028,130
----------------------------------------------------------------------------------------------------------
    6,735   Indiana Transportation
             Financing Authority
             Airport Facilities-                                  11/01/12     5.500
             Lease Revenue                                           to           to
             Series A                          A1         AA      11/01/17     6.250           6,851,194
----------------------------------------------------------------------------------------------------------
    2,000   Indianapolis Gas Utility
             Revenue-Series A
             (Pre-refunded with U.S.
             Government Securities
             to 06/01/02 @ 102)
             (FGIC Insured)                   Aaa         AAA     06/01/23     6.200           2,055,140
----------------------------------------------------------------------------------------------------------
    2,000   Indianapolis Local Public
             Improvement Bond
             Bank Transportation
             Revenue (Pre-refunded
             with U.S. Government
             Securities to 07/01/03
             @ 102)                           Aa2         AA-     07/01/10     6.000           2,126,680
----------------------------------------------------------------------------------------------------------
    3,400   Marion County
             Convention &
             Recreational Facitlies
             Authority-Excise Tax
             Revenue-Series A
             (MBIA Insured)                   Aaa         AAA     06/01/17     5.500           3,485,884
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

PRINCIPAL
 AMOUNT                                               MOODY'S     S&P    MATURITY    INTEREST
 (000)                                                 RATING   RATING     DATES      RATES         VALUE
--------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS - (CONTINUED)
INDIANA - (CONCLUDED)
$ 4,000     Marion County Hospital
             Authority-Hospital
             Facilities Revenue
             Methodist Hospital of
             Indiana (Escrowed to
             Maturity)                                  Aa3       AAA    09/01/13     6.500%     $  4,104,520
--------------------------------------------------------------------------------------------------------------
  1,000     Purdue University-Student
             Fee Revenue-Series B
             (Pre-refunded with U.S.
             Government Securities
             to 01/01/05 @ 103)                         Aa2       AA     07/01/15     6.700         1,111,480
--------------------------------------------------------------------------------------------------------------
  3,780     Wayne Township Marion                                        01/15/15
             County School Building                                         to
             Corp.-First Mortgage                       NR        A+     07/15/15     5.250         3,786,880
--------------------------------------------------------------------------------------------------------------
                                                                                                   24,549,908
--------------------------------------------------------------------------------------------------------------
 KENTUCKY - 4.88%
  7,750     Boone County Pollution
             Control Revenue-
             Dayton Power &
             Light Co.                                  A2        BBB+   11/15/22     6.500         7,957,932
--------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS - 4.61%
  2,250     Massachusetts State
             Health & Educational
             Facilities Authority
             Revenue-
             Massachusetts Institute
             of Technology Series K                     Aaa       AAA    07/01/32     5.500         2,342,655
--------------------------------------------------------------------------------------------------------------
  5,000     Massachusetts Water
             Resources Authority-
             Series A (Pre-refunded
             with U.S. Government
             Securities to 07/15/02
             @ 102)                                     Aaa       AAA    07/15/21     6.500         5,169,200
--------------------------------------------------------------------------------------------------------------
                                                                                                    7,511,855
--------------------------------------------------------------------------------------------------------------
 NEVADA - 4.25%
  6,750    Clark County Pollution
            Control Revenue-
            Nevada Power Co.
            Project-Series B
            (FGIC Insured)                              Aaa       AAA    06/01/19     6.600         6,932,588
--------------------------------------------------------------------------------------------------------------
 NEW JERSEY - 1.32%
  2,000    New Jersey Transportation
            Trust Fund Authority
            Transportation System
            Series A                                    Aa3       AA     06/15/11     5.500         2,154,040
--------------------------------------------------------------------------------------------------------------
 New York- 9.93%
  7,345    New York City Municipal
            Water Financing
            Authority Revenue-
            Water & Sewer System
            Series A                                    Aa2       AA     06/15/17     6.000         7,501,963
--------------------------------------------------------------------------------------------------------------
  5,500     New York City Transitional
             Financing Authority
             Revenue-Future Tax
             Secured-Series B                           Aa2       AA+    11/15/23     4.750         5,046,690
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS Global Asset Management                                                  9

Investment Grade Municipal Income Fund Inc.

 PRINCIPAL
  AMOUNT                                  MOODY'S       S&P      MATURITY      INTEREST
   (000)                                   RATING     RATING       DATES        RATES           VALUE
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS - (CONTINUED)
NEW YORK- (CONCLUDED)
$  2,000     New York State-Local
             Government Assistance
             Corp.-Series B
             (Pre-refunded with U.S.
             Government Securities
             to 04/01/02 @ 102)             Aaa         AA-     04/01/21     6.250%        $  2,040,740
--------------------------------------------------------------------------------------------------------
    1,500    New York State Medical
             Care Facilities Finance
             Agency Revenue-
             Hospital and Nursing
             Homes-Series D
             (Pre-refunded with U.S.
             Government Securities
             to 02/15/03 @ 102)
             (FHA Insured)                   NR         NR      02/15/31     6.600            1,588,065
--------------------------------------------------------------------------------------------------------
                                                                                             16,177,458
--------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 5.60%
    3,155   Charlotte Water & Sewer
             System Revenue-
             Series A                       Aa1         AAA     07/01/15     5.500            3,388,786
--------------------------------------------------------------------------------------------------------
    2,700   North Carolina Eastern
             Municipal Power
             Agency Series A
             (Escrowed to Maturity)         Baa3        BBB     01/01/21     6.400            3,080,376
--------------------------------------------------------------------------------------------------------
    1,630   North Carolina Municipal
             Power Agency-
             Catawba Electric
             Revenue                        Baa1       BBB+     01/01/17     6.250            1,689,886
--------------------------------------------------------------------------------------------------------
      920   North Carolina Municipal
             Power Agency-
             Catawba Electric
             Revenue (Pre-refunded
             with U.S. Government
             Securities to 01/01/03
             @ 102)                          NR        BBB+     01/01/17     6.250              966,147
--------------------------------------------------------------------------------------------------------
                                                                                              9,125,195
--------------------------------------------------------------------------------------------------------
OHIO - 1.31%
    2,000   Ohio State Water
             Development Authority                              06/01/16
             Revenue- Fresh Water                                  to
             Series B (FSA Insured)         Aaa         AAA     12/01/17     5.500            2,129,910
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 4.65%
    5,000   Northumberland County
             Authority-Guaranteed
             Lease Revenue-
             Mountain View Manor
             Project                         NR         NR      10/01/20     7.000            4,848,950
--------------------------------------------------------------------------------------------------------
    2,680   Philadelphia School
             District-Series A
             (MBIA Insured)                 Aaa         AAA     04/01/15     5.250            2,727,114
                                                                                              7,576,064
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

PRINCIPAL
 AMOUNT                                             MOODY'S     S&P     MATURITY  INTEREST
 (000)                                               RATING    RATING     DATES     RATES         VALUE
------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS - (CONTINUED)
PUERTO RICO - 1.56%
$  2,425      Puerto Rico Public
               Buildings Authority
               Revenue-Guaranteed
               Government
               Facilities-Series D                    Baa1       A      07/01/13    5.375%      $  2,538,732
------------------------------------------------------------------------------------------------------------
RHODE ISLAND - 3.90%
   6,175      Rhode Island Housing &
               Mortgage Finance
               Corp. Homeownership
               Opportunity-
               Series 10-A                            Aa2        AA+    04/01/27    6.500          6,352,717
------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 3.95%
   6,290      Richland County Pollution
               Control Revenue-
               Union Camp Corp.
               Project Series C                       Baa2       BBB    11/01/20    6.550          6,428,820
------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 2.36%
   3,958      Lower Brule Sioux Tribe ++               NR        NR     08/15/15    6.000          3,847,430
------------------------------------------------------------------------------------------------------------
TENNESSEE - 1.54%
   2,500      Memphis-Shelby County
               Airport Authority-
               Special Facilities
               Revenue-Federal
               Express Corp.                          Baa2       BBB    09/01/09    5.000          2,513,775
------------------------------------------------------------------------------------------------------------
TEXAS - 29.12%
   2,475      Alvin Independent School
               District-School House
               Series A                               Aaa       AAA     02/15/17    5.375          2,517,545
------------------------------------------------------------------------------------------------------------
   4,000      Coastal Bend Health
               Facilities Development-
               Incarnate Word Health
               System (Escrowed to
               Maturity)
               (AMBAC Insured)                        Aaa       AAA     01/01/17    6.300          4,196,920
------------------------------------------------------------------------------------------------------------
  10,000      Colorado River Texas
               Municipal Water District
               Water Revenue
               (AMBAC Insured)                        Aaa       AAA     01/01/21    5.150          9,626,700
------------------------------------------------------------------------------------------------------------
   1,335      Eagle Mountain &
               Saginaw Independent
               School District-
               Unlimited Tax-School
               Building                              Aaa        AAA     08/15/14    5.375          1,386,237
------------------------------------------------------------------------------------------------------------
   2,825      Fort Worth Water & Sewer
               Revenue                               Aa2        AA      02/15/16    5.625          2,961,165
------------------------------------------------------------------------------------------------------------
   7,640      Harris County Texas Lease ++            NR        NR      05/01/20    6.750          7,556,944
------------------------------------------------------------------------------------------------------------
     915      Harris County Toll Road                Aaa        AAA     08/15/17    6.500            945,954
------------------------------------------------------------------------------------------------------------
   3,007      Houston Community
               College System
               Certificates of
               Participation ++                       NR        NR      06/15/25    7.875          3,002,284
------------------------------------------------------------------------------------------------------------
   2,000      Houston Refunding &
               Public Improvement
               Series A                              Aa3        AA-     03/01/15    5.250          2,027,720
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 11

Investment Grade Municipal Income Fund Inc.

 PRINCIPAL
  AMOUNT                                     MOODY'S       S&P      MATURITY      INTEREST
   (000)                                      RATING     RATING       DATES        RATES           VALUE
-------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS - (CONCLUDED)
TEXAS - (CONCLUDED)
$  3,000    Houston Water & Sewer
             System Revenue-Junior
             Lien-Series C
             (FGIC Insured)                    Aaa         AAA     12/01/22     5.250%        $ 2,947,800
---------------------------------------------------------------------------------------------------------
  1,000     Houston Water & Sewer
             System Revenue-Prior
             Lien Series B
             (Pre-refunded with U.S.
             Government Securities
             to 12/01/02 @ 102)                Aaa         A+      12/01/14     6.375           1,043,570
---------------------------------------------------------------------------------------------------------
  2,350     Port Corpus Christi
             Industrial Development
             Corp. Revenue-Valero
             Energy Corp.- Series C            Baa2        BBB     04/01/18     5.400           2,293,459
---------------------------------------------------------------------------------------------------------
  1,875     San Antonio Electric &
             Gas-Series A                      Aa1         AA      02/01/21     4.500           1,672,800
---------------------------------------------------------------------------------------------------------
  5,000     Texas Health Facilities
             Development Corp.-All
             Saints Episcopal
             Hospital Series B
             (MBIA Insured)                    Aaa         AAA     08/15/22     6.250           5,271,150
---------------------------------------------------------------------------------------------------------
                                                                                               47,450,248
---------------------------------------------------------------------------------------------------------
VIRGINIA - 4.33%
  1,050     Chesapeake Public
             Improvement                       Aa2         AA      12/01/14     5.500           1,112,118
---------------------------------------------------------------------------------------------------------
  5,815     Virginia Transportation
             Board-Transportation
             Contract Revenue-
             Route 28 Project                  Aa1         AA+     04/01/18     6.500           5,949,792
---------------------------------------------------------------------------------------------------------
                                                                                                7,061,910
---------------------------------------------------------------------------------------------------------
WASHINGTON - 6.30%
  2,170     King County Sewer
             Revenue (FGIC Insured)            Aaa         AAA     01/01/14     5.250           2,228,177
---------------------------------------------------------------------------------------------------------
  3,035     Metropolitan Park District                            12/01/14
             Tacoma                                                   to
             (AMBAC Insured)                   Aaa         AAA     12/01/16     6.000           3,307,948
---------------------------------------------------------------------------------------------------------
  4,500     Metropolitan Seattle
             Sewer Revenue Series
             W (Pre-refunded with
             U.S. Government
             Securities to 01/01/03
             @ 102) (MBIA Insured)             Aaa         AAA     01/01/33     6.300           4,730,580
---------------------------------------------------------------------------------------------------------
                                                                                               10,266,705
---------------------------------------------------------------------------------------------------------
WISCONSIN - 4.25%
  6,750     Wisconsin Health &
             Educational Facilities
             Authority Revenue-
             Sisters of Sorrowful
             Mother Health Care
             System
             (MBIA Insured)                    Aaa         AAA     06/01/20     6.250           6,921,585
---------------------------------------------------------------------------------------------------------
  Total Long-Term Municipal Bonds (cost - $232,083,503)                                       238,392,866
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Portfolio of Investments - (concluded)


PRINCIPAL
 AMOUNT                                                  MOODY'S      S&P     MATURITY   INTEREST
 (000)                                                    RATING     RATING     DATES     RATES             VALUE
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES - 1.23%
MICHIGAN - 0.12%                                                        NR    04/01/02   1.500%*       $    200,000
$ 200   Delta County Economic                            P1
         Development Corp.
         Environmental
         Improvement Revenue
         Mead Escanaba Paper
         Series D
--------------------------------------------------------------------------------------------------------------------
TEXAS - 1.11%
1,800   Harris County Health                             VMIG-1        A-1+   04/01/02   1.500*           1,800,000
         Facilities Development
         Corp. Revenue-Special
         Facilities-Texas Medical
         Center Project
--------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost - $2,000,000)                                                      2,000,000
--------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $234,083,503) - 147.51%                                                       240,392,866
--------------------------------------------------------------------------------------------------------------------
Other assets in excess of liabilities - 1.58%                                                             2,569,714
--------------------------------------------------------------------------------------------------------------------
Liquidation value of Auction Preferred Shares - (49.09)%                                                (80,000,000)
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to common shareholders - 100.00%                                                 $162,962,580
--------------------------------------------------------------------------------------------------------------------

(a)  Security purchased on a when-issued basis.

+ The maturity date reflects the mandatory date bond will be put back to issuer.

++ Illiquid securities representing 8.84% of net assets applicable to common shareholders.

* Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2002.

AMBAC - American Municipal Bond Assurance Corporation

FGIC - Financial Guaranty Insurance Company

FHA  - Federal Housing Authority

FSA  - Financial Security Assurance Incorporated

MBIA - Municipal Bond Investors Assurance






                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 13

Investment Grade Municipal Income Fund Inc.

Statement of Assets and Liabilities - March 31, 2002 (unaudited)


ASSETS:
------------------------------------------------------------------------------
Investments in securities, at value (cost - $234,083,503)         $240,392,866
------------------------------------------------------------------------------
Cash                                                                   72,419
------------------------------------------------------------------------------
Interest receivable                                                 3,904,659
------------------------------------------------------------------------------
Other assets                                                           27,533
------------------------------------------------------------------------------
TOTAL ASSETS                                                      244,397,477
------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------------------
Payable for investments purchased                                   1,038,980
------------------------------------------------------------------------------
Payable to investment advisor and administrator                       161,035
------------------------------------------------------------------------------
Dividends payable to preferred shareholders                            92,712
------------------------------------------------------------------------------
Accrued expenses and other liabilities                                142,170
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   1,434,897
------------------------------------------------------------------------------
Auction Preferred Shares Series A & B-1,600 non-participating shares authorized, issued and outstanding; $0.001 par value;
  $50,000 liquidation value per share                              80,000,000
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $162,962,580
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
------------------------------------------------------------------------------
Common Stock-$0.001 par value; 199,998,400 shares authorized;
  10,356,667 shares issued and outstanding                        153,674,147
------------------------------------------------------------------------------
Undistributed net investment income                                 1,787,927
------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions          1,191,143
------------------------------------------------------------------------------
Net unrealized appreciation of investments                          6,309,363
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $162,962,580
------------------------------------------------------------------------------
Net asset value per common share ($162,962,580 applicable to
  10,356,667 common shares outstanding)                                 $15.74
------------------------------------------------------------------------------







                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Statement of Operations


                                                                              FOR THE
                                                                             SIX MONTHS
                                                                               ENDED
                                                                           MARCH 31, 2002
                                                                            (unaudited)
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
------------------------------------------------------------------------------------
Interest                                                                  $7,038,100
------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------
Investment advisory and administration                                     1,103,832
------------------------------------------------------------------------------------
Auction Preferred Shares expenses                                            118,263
------------------------------------------------------------------------------------
Custody and accounting                                                        73,588
------------------------------------------------------------------------------------
Professional fees                                                             29,930
------------------------------------------------------------------------------------
Reports and notices to shareholders                                           22,114
------------------------------------------------------------------------------------
Transfer agency fees                                                           8,609
------------------------------------------------------------------------------------
Directors' fees                                                                3,739
------------------------------------------------------------------------------------
Other expenses                                                                12,067
------------------------------------------------------------------------------------
                                                                           1,372,142
------------------------------------------------------------------------------------
Less: Fee waivers from advisor                                              (153,310)
------------------------------------------------------------------------------------
Net expenses                                                               1,218,832
------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,819,268
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
------------------------------------------------------------------------------------
Net realized gain from investment transactions                             1,191,784
------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments         (5,612,631)
------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES               (4,420,847)
------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
------------------------------------------------------------------------------------
Net investment income                                                       (633,708)
------------------------------------------------------------------------------------
Net realized gain on investments                                             (85,072)
------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                 (718,780)
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING
  FROM OPERATIONS                                                         $  679,641
------------------------------------------------------------------------------------




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 15

Investment Grade Municipal Income Fund Inc.

Statement of Changes in Net Assets Applicable to Common Shareholders


                                                                   FOR THE
                                                                 SIX MONTHS         FOR THE
                                                                    ENDED         YEAR ENDED
                                                               MARCH 31, 2002    SEPTEMBER 30,
                                                                 (unaudited)         2001
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
-------------------------------------------------------------------------------------------
Net investment income                                          $  5,819,268    $ 12,125,828
-------------------------------------------------------------------------------------------
Net realized gains from investment transactions                   1,191,784         435,821
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
  investments                                                    (5,612,631)      4,249,989
-------------------------------------------------------------------------------------------
Dividends and distributions to preferred shareholders              (718,780)     (3,045,659)
-------------------------------------------------------------------------------------------
Net increase in net assets applicable to common shareholders
  resulting from operations                                         679,641      13,765,979
-------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------
Net investment income                                            (4,660,500)     (9,321,000)
-------------------------------------------------------------------------------------------
Net realized gains on investments                                  (351,091)     (1,919,090)
-------------------------------------------------------------------------------------------
Total dividends and distributions to common shareholders         (5,011,591)    (11,240,090)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                            (4,331,950)      2,525,889
-------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                             167,294,530     164,768,641
-------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
  of $1,787,927 and $1,262,867, respectively)                  $162,962,580    $167,294,530
-------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Statement of Cash Flows


                                                                            FOR THE
                                                                           SIX MONTHS
                                                                             ENDED
                                                                         MARCH 31, 2002
                                                                          (unaudited)
----------------------------------------------------------------------------------------
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:
------------------------------------------------------------------------------------
Interest received                                                       $ 7,250,800
------------------------------------------------------------------------------------
Expenses paid (net of fee waivers)                                       (1,252,559)
------------------------------------------------------------------------------------
Dividends paid from net investment income to preferred shareholders        (645,072)
------------------------------------------------------------------------------------
Dividends paid from capital gains to preferred shareholders                 (85,072)
------------------------------------------------------------------------------------
Sale of short-term portfolio investments, net                             6,100,000
------------------------------------------------------------------------------------
Purchase of long-term portfolio investments                             (37,501,285)
------------------------------------------------------------------------------------
Sale of long-term portfolio investments                                  31,143,951
------------------------------------------------------------------------------------
Net cash provided from operating activities                               5,010,763
------------------------------------------------------------------------------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
------------------------------------------------------------------------------------
Dividends paid from net investment income to common shareholders         (4,660,500)
------------------------------------------------------------------------------------
Dividends paid from capital gains to common shareholders                   (351,091)
------------------------------------------------------------------------------------
Net cash used for financing activities                                   (5,011,591)
------------------------------------------------------------------------------------
Net decrease in cash                                                           (828)
------------------------------------------------------------------------------------
Cash at beginning of period                                                  73,247
------------------------------------------------------------------------------------
Cash at end of period                                                   $    72,419
------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
------------------------------------------------------------------------------------
Net increase in net assets applicable to common shareholders
  resulting from operations                                             $   679,641
------------------------------------------------------------------------------------
Decrease in investments, at value                                         7,730,611
------------------------------------------------------------------------------------
Decrease in interest receivable                                             213,647
------------------------------------------------------------------------------------
Increase in other assets                                                    (26,315)
------------------------------------------------------------------------------------
Decrease in payable for investments purchased                            (3,568,045)
------------------------------------------------------------------------------------
Increase in payable to investment advisor and administrator                   3,113
------------------------------------------------------------------------------------
Decrease in dividends payable to preferred shareholders                     (11,364)
------------------------------------------------------------------------------------
Decrease in accrued expenses and other liabilities                          (10,525)
------------------------------------------------------------------------------------
Total adjustments                                                         4,331,122
------------------------------------------------------------------------------------
Net cash provided from operating activities                             $ 5,010,763
------------------------------------------------------------------------------------



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 17

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

        Investment Grade Municipal Income Fund Inc.

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


CHANGE IN ACCOUNTING PRINCIPLE

In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ("EITF D")-98, Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred shares in financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its auction preferred shares outside of net assets and has presented dividends to preferred shareholders on such auction preferred shares in the net change in net assets attributable to common shareholders resulting from operations for all periods presented. Therefore, beginning net assets attributable to common shareholders have been restated and dividend activity related to preferred shares has been reclassified from the capital activity in the statements of changes in net assets and the financial highlights to the operating activity. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.


CONCENTRATION OF RISK

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.


INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM", formerly known as Brinson Advisors, Inc.), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the six months ended March 31, 2002, UBS Global AM voluntarily waived $153,310 in investment advisory and administration fees from the Fund.


COMMON STOCK

There are 199,998,400 shares of $0.001 par value common stock authorized and 10,356,667 common shares outstanding at March 31, 2002.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 19

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements (unaudited) (concluded)

AUCTION PREFERRED SHARES
The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 1.278% to 2.300% for the six months ended March 31, 2002.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.


FEDERAL TAX STATUS
For federal income tax purposes, the cost of securities owned at March 31, 2002 was substantially the same as the cost of securities for financial statement purposes.

At March 31, 2002, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost) .....   $7,827,236
Gross depreciation (investments having an excess of cost over value) .....   (1,517,873)
                                                                             ----------
Net unrealized appreciation of investments. ..............................   $6,309,363
                                                                             ==========

For the six months ended March 31, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $33,933,240 and $31,143,951, respectively.

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.



--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                      FOR THE
                                    SIX MONTHS
                                       ENDED                         FOR THE YEARS ENDED SEPTEMBER 30,
                                   MARCH 31,2002 -------------------------------------------------------------------------
                                    (unaudited)       2001            2000             1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD             $   16.15       $   15.91       $    16.09        $   17.09    $   16.78     $   16.11
--------------------------------------------------------------------------------------------------------------------------
Net investment income                 0.56             1.17             1.18             1.17         1.19          1.19
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gains (losses) from investment
  transactions                    (   0.42)            0.46         (   0.13)        (   1.02)        0.29          0.65
--------------------------------------------------------------------------------------------------------------------------
Common share equivalent of
  dividends and distributions
  paid to preferred shareholders
  from:
Net investment income             (   0.06)         (   0.23)       (   0.31)        (   0.25)     (   0.27)     (   0.27)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on
  investments                     (   0.01)         (   0.07)       (   0.00)(1)            -             -             -
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from investment operations          0.07             1.33             0.74         (   0.10)        1.21          1.57
--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions paid
  to common shareholders
  from:
Net investment income             (   0.45)         (   0.90)       (   0.90)        (   0.90)     (   0.90)     (   0.90)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on
  investments                     (   0.03)         (   0.19)       (   0.02)              --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and
  distributions to common
  shareholders                    (   0.48)         (   1.09)       (   0.92)        (   0.90)     (   0.90)     (   0.90)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                          $   15.74       $   16.15       $    15.91        $   16.09    $   17.09     $   16.78
--------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF
  PERIOD                          $   15.00       $   15.39       $    13.75        $   13.88    $   15.94     $   15.06
--------------------------------- ---------       ----------      ----------        ---------    ----------    ----------
TOTAL INVESTMENT RETURN (2)       0.62 %               20.59%           5.90%        (   7.68)%       12.21%        17.76%
--------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(1)  Distribution equal to $0.0042 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for a period of less than one year.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  21

Investment Grade Municipal Income Fund Inc.

Financial Highlights (concluded)


                                       FOR THE
                                     SIX MONTHS
                                        ENDED                    FOR THE YEARS ENDED SEPTEMBER 30,
                                    MARCH 31,2002 ----------------------------------------------------------------
                                     (unaudited)      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET
  ASSETS ATTRIBUTABLE TO
  COMMON SHARES:
------------------------------------------------------------------------------------------------------------------
Total expenses, net of
  waivers from advisor                  1.47%*         1.49%        1.52%        1.52%        1.44%        1.44%
------------------------------------------------------------------------------------------------------------------
Total expenses, before
  waivers from advisor                  1.66%*         1.68%        1.71%        1.71%        1.62%        1.77%
------------------------------------------------------------------------------------------------------------------
Net investment income
  before preferred stock
  dividends                             7.03%*         7.30%        7.48%        7.01%        7.03%        7.27%
------------------------------------------------------------------------------------------------------------------
Preferred stock dividends               0.77%*         1.42%        1.99%        1.50%        1.62%        1.66%
------------------------------------------------------------------------------------------------------------------
Net investment income available
  to common shareholders, net
  of waivers from advisor               6.27%*         5.88%        5.49%        5.51%        5.41%        5.61%
------------------------------------------------------------------------------------------------------------------
Net investment income available
  to common shareholders,
  before waivers from advisor           6.08%*         5.69%        5.30%        5.32%        5.23%        5.28%
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets applicable to
  common shareholders,
  end of period (000's)              $162,963      $167,295     $164,769     $166,618     $176,983     $173,767
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   13%             8%          14%           8%           0%           3%
------------------------------------------------------------------------------------------------------------------
Asset coverage per share of
  preferred stock, end of period     $151,852      $154,559     $152,980     $154,136     $160,614     $158,604
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

General Information (unaudited)

THE FUND

Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $75.6 billion in assets under management as of April 30, 2002.

Effective May 20, 2002, William Veronda assumed primary responsibility for the day-to-day management of the Fund. Mr. Veronda is an Executive Director and portfolio manager of UBS Global AM. Mr. Veronda joined UBS Global AM in September 1995 and has led its municipal research group since that date. Mr. Veronda previously served as the portfolio manager for PaineWebber Municipal High Income Fund from September 1995 until March 2001.


INVESTMENT POLICY CHANGES

The Fund's board approved modifications to the Fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The investment policy changes became effective on April 8, 2002. These changes are not expected to affect materially portfolio management.

The new 80% policy has been adopted as a "fundamental" investment policy; the Fund may not deviate from this 80% policy without shareholder approval. Many of the Fund's other investment policies are non-fundamental policies and may be changed by its board without shareholder approval. The Fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (e.g., bonds are called resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in a manner that would bring the Fund's investments back in line with the 80% threshold.

In order to place these changes in context, reproduced below are prior policies that were impacted by this change as well as new policies which replace the prior policies:


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 23

Investment Grade Municipal Income Fund Inc.

INVESTMENT POLICY CHANGES (CONCLUDED)

Prior Policies Impacted by Change

The Fund normally invests substantially all of its assets in a diversified portfolio of long-term, tax-exempt Municipal Obligations that have been rated investment grade or are unrated but have been determined to be of comparable quality by UBS Global AM. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's (Baa or higher) or S&P (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization. The Fund may invest up to 20% of its total assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by UBS Global AM to be of comparable quality to those that are rated investment grade. Under normal circumstances, the Fund invests at least 65% of its total assets in income-producing securities.


Revised Policies

The Fund normally invests substantially all of its assets in a diversified portfolio of long-term Municipal Obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade Municipal Obligations, the income from which is exempt from regular federal income tax. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's (Baa or higher) or S&P (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization. The Fund may invest up to 20% of its net assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by UBS Global AM to be of comparable quality to those that are rated investment grade.


SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PPM." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

An annual meeting of shareholders of the Fund was held on January 17, 2002. At the meeting, Margo N . Alexander, Richard Q. Armstrong, David J. Beaubien, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, William
W. Hewitt, Jr., Morton L. Janklow, Frederick V. Malek, Carl W. Schafer and William D. White were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.


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24                                                   UBS Global Asset Management

Investment Grade Municipal Income Fund Inc.

SHAREHOLDER INFORMATION (CONCLUDED)

COMMON STOCK AND APS SHARES VOTING AS A SINGLE CLASS

                                                            SHARES
                                               SHARES      WITHHOLD
TO VOTE FOR OR AGAINST THE ELECTION OF:      VOTED FOR     AUTHORITY
--------------------------------------------------------------------
Richard Q. Armstrong                        9,955,461     156,636
David J. Beaubien                           9,951,979     160,118
E. Garrett Bewkes, Jr.                      9,935,176     176,921
Richard R. Burt                             9,965,699     146,398
George W. Gowen                             9,943,271     168,826
William W. Hewitt, Jr.                      9,939,656     172,441
Morton L. Janklow                           9,937,015     175,082
Frederick V. Malek                          9,962,597     149,500
Carl W. Schafer                             9,957,125     154,972
William D. White                            9,943,343     168,754
--------------------------------------------------------------------

AUCTION PREFERRED SHARES:

                                                                                                           SHARES
                                                                                              SHARES      WITHHOLD
                                                                                            VOTED FOR     AUTHORITY
                                                                                           -----------   -----------
TO VOTE FOR OR AGAINST THE ELECTION OF:
Margo N. Alexander .......................................................................     1,533          0
Meyer Feldberg ...........................................................................     1,533          0
(Broker non-votes and abstentions are included within the "Shares Withold Authority" totals)
-------------------------------------------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                 25

Investment Grade Municipal Income Fund Inc.

General Information (unaudited) (concluded)


DIVIDEND REINVESTMENT PLAN (CONCLUDED)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-381-1710.













--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

Directors

E. Garrett Bewkes, Jr.              George W. Gowen
Chairman
                                    William W. Hewitt, Jr.
Margo N. Alexander
                                    Morton L. Janklow
Richard Q. Armstrong
                                    Frederic V. Malek
David J. Beaubien
                                    Carl W. Schafer
Richard R. Burt
                                    William D. White
Meyer Feldberg


Principal Officers

Brian M. Storms                     Paul H. Schubert
President                           Vice President and Treasurer

Amy R. Doberman                     Elbridge T. Gerry III
Vice President and Secretary        Vice President




Investment Advisor and
Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                           [GRAPHIC OMITTED]

 +-----------------+
 |                 |                       UBS GLOBAL ASSET MANAGEMENT (US) INC.
 |                 |                       51 West 52nd Street
 |                 |                       New York, NY 10019
 |                 |
 |                 |
 |                 |
 +-----------------+